UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported) March 17, 2004


                           Cohesant Technologies Inc.
                           --------------------------
             (Exact name of registrant as specified in its chapter)


         Delaware                 1-13484                  34-1775913
         --------                 -------                  ----------
(State or other jurisdiction     (Commission              (IRS Employer
     of incorporation           File Number)           Identification No.)


      5845 W. 82nd Street, Suite 102
         Indianapolis, Indiana                                 46278
    (Address of principal executive offices)                  -------
                                                             (Zip Code)


        Registrant's telephone number, including area code (317) 871-7611



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Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c) The following exhibit is furnished herewith:

     99.1    Press Release of Cohesant Technologies Inc., dated March 17, 2004.



Item 12.   Results of Operations and Financial Condition

A copy of the new release issued by Cohesant Technologies, Inc. on Wednesday, March 17, 2004, describing its results of operations for the quarter ended February 29, 2004, is attached hereto as Exhibit 99.1.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       COHESANT TECHNOLOGIES, INC.

Date:    March 17, 2004         By: /s/ Robert W. Pawlak
                                ------------------------------------------
                                    Robert W. Pawlak, Chief Financial Officer